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                                                                   Exhibit 10(x)

                               H.B. FULLER COMPANY
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                  1998 REVISION

                         First Declaration of Amendment
                         ------------------------------

Pursuant to Section 7.10 of the H.B. Fuller Company Supplemental Executive Retirement Plan--1998 Revision, the Company hereby amends the Plan as follows:

        1. Subsections A. and B. of Section 3.3 are amended in their entirety, to read as follows:

                "A. A Participant's annual benefit shall be reduced by the sum of the following amounts:

                        (1) The amount of the Participant's annual Social
                Security Benefit;

                        (2) The annual amount to which the Participant is
                entitled under any old age, pension, disability or similar program of any foreign jurisdiction as determined by the Administrator in its discretion;

                        (3) The aggregate amount of the Participant's annual
                benefits under the H.B. Fuller Company Retirement Plan and each other funded or unfunded defined benefit pension plan maintained by the Company or an Affiliated Organization; and

                        (4) The aggregate value of the Participant's annual
                benefits under any funded or unfunded pension, profit sharing, stock bonus or deferred compensation plan of another employer as determined by the Administrator in its discretion.

                "B. If any benefit described in paragraphs (3) or (4) of Subsection A. is payable in a form that differs from the form in which a Participant's benefit is payable under this Plan, or does not commence at the same time as the Participant's benefit under this Plan, the Administrator shall, for purposes of this section, convert the value of such benefit into an actuarially equivalent benefit that is payable in the same form, and that commences at the same time, as the benefit under this Plan. Notwithstanding the foregoing, if the benefit payable to the Participant under another plan is limited by Section 415(b) of the U.S. Internal Revenue Code and such benefit is being converted into the form of benefit described in Section 3.5B, the amount of the reduction under paragraphs (3) or (4) of Subsection A. shall not be less than the amount that could have been paid to the Participant under the other plan in the form of a joint and 50% survivor annuity with the Participant's spouse as the contingent joint annuitant."

        2. Section 3.4 is amended in its entirety, to read as follows:

                "3.4 Early Retirement Reduction Factor. If a Participant's benefit commences prior to the date the Participant attains age 62, the benefit shall be reduced by the same factor as a benefit for the Participant under the H.B. Fuller Company Retirement Plan would be reduced if such benefit commenced at the same time, whether or not the Participant is actually entitled to a benefit under such plan."

        3. Subsection A. of Section 3.5 is amended in its entirety, to read as follows:

                "A. A Participant who is not married at the time his or her benefit commences shall receive his or her benefit in the form of a single life annuity."

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        4. A new Section 3.10 is added to the Plan, to read as follows:

                "3.10 Sequence of Adjustments. The benefit to which a Participant is entitled under this article shall be calculated as follows:

                        A. First, the Participant's basic benefit will be
                calculated as provided in Section 3.1.

                        B. Next, the Participant's basic benefit will be reduced
                pursuant to Section 3.2 if the Participant has fewer than 15 full years of Credited Service.

                        C. Next, the early retirement reduction factor described
                in Section 3.4 (if any) shall be applied to the basic benefit as adjusted pursuant to Subsection B.

                        D. Next, if the Participant's benefit is payable in the
                form of a joint and 50% survivor annuity, the actuarial adjustment described in Section 3.5B. shall be applied to the benefit determined pursuant to Subsections A through C.

                        E. Next, the benefit determined pursuant to Subsections
                A. through D. shall be reduced by the amounts (if any) determined pursuant to Section 3.3A.(3) (relating to benefits payable under other plans maintained by the Company and its Affiliated Organizations) and Section 3.3A.(4) (relating to benefits payable under plans maintained by other employers).

                        F. Next, the benefit determined pursuant to Subsections
                A. through E. shall be reduced by the amounts (if any) determined pursuant to Section 3.3A.(1) (relating to the Participant's Social Security Benefit) and Section 3.3A.(2) (relating to benefits payable under old age, pension, disability or similar programs of foreign jurisdictions)."

        5. Subsection E. of Section 7.1 is amended in its entirety, to read as follows:

                "E. A Participant's `Social Security Benefit' is the amount, as determined by the Administrator in its discretion and based upon the Participant's estimated earnings history to the date of his or her termination of employment with the Company. If the Participant is eligible for immediate commencement of old age benefits under the Social Security Act on the date as of which his or her benefit payments under this Plan begin, the Participant's Social Security Benefit shall be determined as of that date. If the Participant is not eligible for immediate commencement of old age benefits under the Social Security Act on the date as of which his or her benefit payments under this Plan begin, the Participant's Social Security Benefit shall be determined as of the earliest age at which the Participant could commence receiving old age benefits under the Social Security Act."

This Amendment shall be effective as of the date of this instrument; provided, that nothing in this amendment shall reduce the amount of any benefit being paid to a Participant, or the Accrued Benefit of any Participant, on the effective date of this Amendment.

                                    * * * * *

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers this 4th day of November, 1998.

                                                   H.B. FULLER COMPANY



                                                   /s/ Albert P.L. Stroucken
                                                   -----------------------------
                                                   Chief Executive Officer

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